SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): September 29, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 5.  OTHER EVENTS

     On September 29, 2000, Vari-L Company, Inc.(the "Registrant") issued the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

  (a)     None

  (b)     None

  (c)     Exhibits

          10.1      Deferral and Waiver Agreement with Bank
                    One, Colorado N.A. dated September 28, 2000
          99.1      Press Release dated September 29, 2000




Date:  October 2, 2000             VARI-L COMPANY, INC.



                                   By:/s/G. Peter Pappas
                                      G. Peter Pappas
                                      Chief Executive Officer